UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 21, 2005.


                           ANDRESMIN GOLD CORPORATION
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             (Exact name of registrant as specified in its chapter)


          Montana                      000-33057                 84-1365550
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

1450 - 409 Granville St., Vancouver, British Columbia, Canada        V6C 1T2
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          (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (604) 669-3707
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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Effective February 21, 2005 (the "Effective Date" and "Issue Date"), Andresmin Gold Corporation (the "Company") entered into a Convertible Debenture (the "Debenture") with Financiera Dacorey S.A. (the "Lender" as well as the "Holder"), in the amount of US$500,000 (the "Principal").

The Debenture will bear interest (the "Interest") on the Principal outstanding, at a rate of eight percent (8%), calculated and paid semi-annually in arrears, commencing the Issue Date and continuing until payment of all outstanding Principal, Interest and any costs. The Principal shall be paid on February 21, 2007 (the "Due Date"), and any acceleration thereof; and in the event that any of the Principal and Interest has been reduced by an exercise of the Conversion Option (as defined below) then the reduced Principal and Interest shall be considered paid and discharged.

While the Debenture is outstanding, the Lender shall have the option to convert (the "Conversion Option") some or all of the Principal and Interest unpaid into units ("Units") of the Company at a conversion price (the "Conversion Price") of $.80 per Unit. Each Unit consists of one share of common stock of the Company and one share purchase warrant (each a "Warrant" or "Warrants"). For a period of two years from the date of issuance of the Warrants, each Warrant entitles the holder thereof to acquire an additional Share at a price of $1.25 per Share.

The Lender may exercise the right to convert this Debenture by delivery of a notice of exercise of the Conversion Option, which may be exercised at no less than $100,000 of unpaid Principal and Interest (except as to the last remaining portion) of this Debenture which is tendered for conversion.

Subject to the Company not being in default of any part of this Debenture, the Company being a reporting and trading issuer listed in good standing on a public trading forum and the Company's common shares trading at an average volume of no less than 100,000 shares per day for the previous 30 days and at US$1.70 or more, the Company may require that some or all of the Principal amount and Interest be converted (the "Put") under the Conversion Option, employing the above Conversion Price, commencing one year after the Effective Date. The Company shall give the Lender notice of the Put by notice in writing accompanied by an appropriate certificate for Shares in the name of the Lender (or any proper assignee of which the Company has been given notice) and, upon delivery of the same and acceptance by the Lender, firstly, Interest and then Principal shall be diminished and absolutely considered paid and discharged as to such converted amount by employment of the Put.


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES
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(See disclosure above)

ITEM 8.01  OTHER EVENTS
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Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1, Exhibit 99.2,
Exhibit 99.3 and Exhibit 99.4.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
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Exhibit No.         Description
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Exhibit 10.1 Convertible Debenture entered into between the Company and Financiera Dacorey S.A.
Exhibit 99.1        Press Release dated February 22, 2005.
Exhibit 99.2        Press Release dated February 24, 2005.
Exhibit 99.3        Press Release dated February 28, 2005.
Exhibit 99.4        Press Release dated March 9, 2005.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2005

                                           ANDRESMIN GOLD CORPORATION
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                                           By:  /s/ Ian Brodie
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                                           Name:   Ian Brodie
                                           Title:  President and Director

                                  EXHIBIT INDEX
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                                                                 Sequential Page
Number         Exhibit                                           Number
------         -------                                           ------

Exhibit 10.1   Convertible   Debenture   entered   into
               between  the   Company  and   Financiera
               Dacorey S.A., dated Feb. 21, 2005                       6

Exhibit 99.1   Press Release dated February 22, 2005.                 18

Exhibit 99.2   Press Release  dated  February 24, 2005.               19

Exhibit 99.3   Press Release  dated  February 28, 2005.               20

Exhibit 99.4   Press Release dated March 9, 2005.                     21